                                                                      EXHIBIT 10



                       PREFERRED STOCK PURCHASE AGREEMENT



                                    BETWEEN



                       HOMECAPITAL INVESTMENT CORPORATION


                                      AND


                            HCI EQUITY PARTNERS L.P.



                              -------------------


                                  May 3, 1996

                       PREFERRED STOCK PURCHASE AGREEMENT

                               TABLE OF CONTENTS


SECTION           TITLE                                          PAGE
- -------           -----                                          ----

    1.            Purchase and Sale Agreement..................     1
    2.            Closing and Delivery.........................     2
    3.            Representations and Warranties of the Company     2
    4.            Representations and Warranties of the Buyer..     4
    5.            Conditions to Obligations of Buyer...........     8
    6.            Conditions to Obligations of Company.........    10
    7.            Post-Closing Covenants of the Company........    12
    8.            Indemnification..............................    14
    9.            Miscellaneous Provisions.....................    17

SIGNATURES.....................................................    21


EXHIBITS     TITLE
- --------     -----

    A        Certificate of Designation
    B        Registration Agreement
    C        Form of Opinion of Company Counsel
    D        Form of Opinion of Buyer's Counsel

                       HOMECAPITAL INVESTMENT CORPORATION

                       PREFERRED STOCK PURCHASE AGREEMENT


This Preferred Stock Purchase Agreement ("Agreement") is entered into on and as of May 3, 1996 ("effective date"), by and between HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation ("Company"), and HCI EQUITY PARTNERS L.P., a Texas limited partnership ("Buyer").

                                    RECITALS

A. The Company has authorized the sale and issuance of up to 1,500,000 shares of its $.01 par value Preferred Stock, Series A ("Preferred Stock"). The Preferred Stock has the rights, privileges and preferences as set forth in the Certificate of Designation of Preferred Stock, Series A, attached to this Agreement as Exhibit A ("Certificate of Designation").

B. The Company desires to sell, and Buyer desires to purchase, up to an aggregate of 1,000,000 shares, but not less than 883,333 shares, of the Preferred Stock, for the consideration and on the terms set forth in this Agreement.

                                   AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual and respective representations, covenants, conditions and agreements set forth herein, the parties hereto do hereby agree as follows:

SECTION 1.  PURCHASE AND SALE AGREEMENT

1.1  Purchase and Sale of Shares.  Subject to the terms and conditions hereof,
     ---------------------------
the Company hereby agrees to issue and sell to the Buyer, and the Buyer hereby agrees to purchase from the Company, on the Closing Date (as hereinafter defined) at a price of one dollar and fifty cents ($1.50) per share ("per share price") up to 1,000,000 shares of Preferred Stock, but not less than 883,333 shares of Preferred Stock. Buyer shall notify the Company at least five (5) business days prior to the Closing Date of the exact number of shares of Preferred Stock to be purchased by Buyer (the "Shares"). In the event that Buyer shall fail to timely provide a notice to the Company of the Shares to be purchased, then Buyer shall purchase 883,333 Shares at the Closing (hereinafter defined), or such higher number (though no more than 1,000,000 Shares in the aggregate) as the Buyer and the Company shall mutually agree on or before the Closing..

1.2  Purchase Price.  Subject to the terms and conditions hereof, at the Closing
     --------------
Buyer shall pay to the Company for the Shares an amount equal to the number of Shares to be purchased by Buyer multiplied by the per share price ("purchase price").

SECTION 2.  CLOSING AND DELIVERY

2.1  The Closing.  The closing of the purchase and sale of the Shares hereunder
     -----------
("Closing") shall be held at 10:00 a.m. local time at the offices of the Company, on May 31, 1996 or on such other date as the Buyer and the Company may mutually determine, but no later than June 15, 1996 ("Closing Date").

2.2  Delivery and Payment.  At the Closing, the Company shall deliver to Buyer a
     --------------------
certificate registered in the name of Buyer representing the number of Shares to be purchased by Buyer at the Closing. At the Closing, Buyer shall pay the purchase price in cash by cashiers check payable to the order of the Company drawn on immediately available Austin, Texas funds.

2.3  Registration Agreement.  The Company and the Buyer shall enter into a
     ----------------------
Registration Agreement on or prior to the Closing in substantially the form attached hereto as Exhibit B ("Registration Agreement").

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to and covenants with Buyer as follows:

3.1  Organization and Qualification.  The Company is a corporation duly
     ------------------------------
incorporated, validly existing and in good standing under the laws of the State of Nevada. The Company has requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified and authorized to do business, and is in good standing as a foreign corporation, in each jurisdiction where the nature of its activities and of its properties (both owned and leased) makes such qualification necessary and where a failure to so qualify would have a material adverse effect on its business or properties.

3.2  Corporate Power and Authority.  The Company has all requisite corporate
     -----------------------------
power and authority to execute and deliver this Agreement and the Registration Agreement, to sell and issue the Shares of Preferred Stock, to issue the $.01 par value Common Stock of the Company issuable upon conversion of the Shares ("Conversion Common Stock") and to carry out and perform its obligations under the terms of this Agreement and the Registration Agreement.

3.3  Authorization and Enforcement.  All corporate action on the part of the
     -----------------------------
Company, its directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Registration Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and, upon conversion of the Shares, the Conversion Common Stock and the performance of all of the Company's obligations hereunder and under the Registration Agreement required to be taken on or prior to Closing, has been taken or will be taken prior to Closing. Each of this Agreement and, when duly executed in behalf of the Company, the Registration Agreement constitute a valid and binding obligation of the Company, enforceable in accordance with its terms (assuming the valid authorization, execution and delivery of this Agreement and the Registration Agreement by the Buyer), subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principles of equity, whether such enforcement is considered in a proceeding in equity or law.

3.4  Preferred Stock and Conversion Common Stock.  Upon filing of the
     -------------------------------------------
Certificate of Designation with the Secretary of State of Nevada, the Preferred Stock will constitute duly authorized unissued capital stock of the Company.
The Shares, when issued in compliance with the provisions of this Agreement, and the Conversion Common Stock, when issued in compliance with the Certificate of Designation, will be validly issued, fully paid and nonassessable voting capital stock of the Company, will be free of any duties or other governmental charges and will be free of any liens, encumbrances or restrictions, other than any liens, encumbrances or restrictions created by or imposed upon the holders thereof pursuant to the Certificate of Designation, this Agreement and the Registration Agreement and restrictions on resale or transfer under state and federal securities laws. Except as contemplated herein, the Shares and the Conversion Common Stock are not subject to any preemptive rights or rights of first refusal.

3.5  Compliance with Other Instruments.  The execution, delivery and performance
     ---------------------------------
of and compliance with this Agreement and the issuance of the Shares and the Conversion Common Stock have not resulted and will not result in any violation of, or conflict with, or constitute a default under, (i) the Company's Articles of Incorporation or Bylaws or (ii) any loan or credit agreement, indenture or other material agreement affecting the Company nor result in the creation of, or mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company, or (iii) any order, writ, judgement, decree, determination or award of any court or governmental authority which affects or binds the Company, the Shares or the Conversion Common Stock.

3.6  Governmental Consent.  No consent, approval or authorization of or
     --------------------
designation, declaration or filing with any governmental authority on the party of the Company is required in connection with the valid execution and delivery of this Agreement and the Registration Agreement, or the offer, sale or issuance of the Shares or the Conversion Common Stock or the consummation of any other transaction contemplated hereby, except (i) filing of the Certificate of Designation in the office of the Secretary of State of Nevada, and (ii) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares under applicable federal and state securities laws.

3.7  Third Party Consent.  The execution, delivery and performance of this
     -------------------
Agreement, the execution and delivery of the Registration Agreement, and the offer, sale or issuance of the Shares and, upon conversion of the Shares, the Conversion Common Stock, do not require the consent, authorization, or approval of any creditor or other third party.

3.8  Disclosure.  The Disclosure Documents (hereinafter described), taken as a
     ----------
whole, together with the representations made by the Company in this Agreement, include all material information concerning the present business operations and condition (financial or otherwise) of the Company and do not contain any untrue statement of a material fact or omit to state a material fact known to the Company that would be necessary in order to make the statements contained herein and therein not misleading in the light of the circumstances under which they were made, except for changes in the financial and other information that may be reflected in the definitive Private Placement Memorandum ("Memorandum") to be provided by the Company to Buyer pursuant to this Agreement, or in the quarterly report of the Company for the quarterly period ended March 31, 1996 ("Second Quarter Report"), to be provided by the Company to Buyer pursuant to this Agreement, as and when filed with the Securities and Exchange Commission ("SEC") on SEC Form 10-QSB, and changes occurring in the ordinary course of business since March 31, 1996 (none of which changes have had or are likely to have a material adverse effect on the Company or its business). The Company is not aware of any fact which has not been, or will not have been when the Memorandum and the Second Quarter Report are delivered, disclosed to the Buyer which would have a material adverse effect on the Company's business, prospects, condition, affairs or operations.

3.9  Exclusivity.  Neither the Company nor, to the best of its knowledge, any of
     -----------
its officers, directors, employees or representatives has encouraged, solicited, initiated or participated in any discussions or negotiations with, or provided any information to, any person or entity (or group thereof), other than the Buyer and its and the Company's officers, directors, employees and representatives, concerning the transactions contemplated by this Agreement or any transaction involving (or which might involve) the sale of all or substantially all of the Shares to be sold to Buyer pursuant to this Agreement, except as set forth in the Disclosure Documents, and to other purchasers of shares of Preferred Stock and their representatives and as otherwise required by law.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE BUYER

Buyer hereby represents and warrants to and covenants with the Company as follows:

4.1  Organization.  Buyer is a limited partnership duly organized, validly
     ------------
existing and in good standing under the laws of the State of Texas.

4.2  Power and Authority.  The Buyer has all requisite legal and other power and
     -------------------
authority to execute and deliver this Agreement and the Registration Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Agreement.

4.3  Authorization and Enforcement.  All action on the part of the general and
     -----------------------------
limited partners of Buyer necessary for the authorization, execution, delivery and performance of all obligations under this Agreement and the Registration Agreement by Buyer has been duly taken or will be taken prior to Closing. Each of this Agreement and the Registration Agreement constitute a valid and legally binding obligation of the Buyer, enforceable in accordance with its terms (assuming the valid authorization, execution and delivery of this Agreement and the Registration Agreement by the Company), subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

4.4  Compliance with Other Instruments.  The execution, delivery and performance
     ---------------------------------
of and compliance with this Agreement, and the purchase of the Shares will not result in any material violation of, or conflict with, or constitute a material default under, any partnership agreement of Buyer or any of its other material agreements, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of the Company or the Shares.

4.5  Accredited Investor.  Each of Buyer and the partners of Buyer is an
     -------------------
"accredited investor" as that term is used and defined in Rule 501(a)of Regulation D ("Regulation D") promulgated by the SEC under the Securities Act of 1933, as amended ("Securities Act"), or, if not an "accredited investor," is, together with Buyer and the partners of Buyer, otherwise qualified under Regulation D to receive an offer and to purchase Shares from the Company pursuant the exemption from registration of the transaction under the Securities Act afforded by Rules 505 and 506 of Regulation D; and each of Buyer and the partners of Buyer, alone or with the assistance of a professional advisor, is a sophisticated investor, and has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and is capable of evaluating the merits and risks of the investment in the Company by Buyer.

4.6  Professional Advice.  Buyer, and each partner of Buyer, has obtained, to
     -------------------
the extent that such person deems necessary, professional advice with respect to the risks inherent in acquiring the Shares, the condition of the Company and the suitability of an investment in the Shares in light of the financial condition and investment needs of such person.

4.7  Investment.  Buyer is acquiring the Shares for investment for its own
     ----------
account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Buyer understands that at the time of issuance the Shares to be purchased, and the shares of Conversion Common Stock have not been, and will not be, registered under the Securities Act or the securities laws of the State of Texas or any other state by reason of specific exemptions from the registration provisions of the Securities Act and the securities laws of the State of Texas and other applicable jurisdictions, the availability of which depends upon, among other things, the accuracy of the representations as expressed herein with respect to Buyer and each partner of Buyer. Buyer acknowledges that the Company has not undertaken to register the Shares for resale at any time under the Securities Act or applicable state securities laws, and has not undertaken to register the Conversion Common Stock under the Securities Act or applicable state securities laws, except as expressly provided in the Registration Agreement.

4.8  No Public Market.  Buyer understands that no public market now exists for
     ----------------
any of the Shares to be issued by the Company and that the Company has made no assurances, and it is unlikely, that a public market will ever exist for the Shares of Preferred Stock of the Company.

4.9  Ability to Bear Risk.  Buyer is in a financial position to hold the Shares
     --------------------
for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of investment in the Shares.

4.10 Rule 144.  Buyer acknowledges that the shares of Conversion Common Stock to
     --------
be issued upon and in the event of conversion of the Shares must be held indefinitely, unless subsequently registered under the Securities Act pursuant to the Registration Agreement or unless an exemption from such registration is available. Buyer is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of restricted shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the issuer, a holding period of not less than two years after a party has purchased and paid for the security to be sold, conducting the sale by means of a "broker's transaction" or in a transaction directly with a "market maker" and limiting the number of shares being sold during any three-month period. Buyer acknowledges that, except as specifically set forth in the Registration Agreement, it is not relying on the Company in any way to satisfy the conditions precedent for limited resale of shares of Conversion Common Stock pursuant to Rule 144 under the Securities Act.

4.11 Limitations on Disposition.  Without in any way limiting the
     --------------------------
representations set forth above, Buyer acknowledges that it may not and covenants that it will not make any disposition of all or any portion of the Shares, or any of the shares of Conversion Common Stock into which the Shares may be converted, unless and until:

  (a) There is in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with the Registration Statement;

  (b) (i) Buyer shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Buyer shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition shall not require registration under the Securities Act; or

     (c) With respect to a proposed disposition of shares of Conversion Common Stock, the Company shall be satisfied that such proposed disposition complies in all respects with Rule 144 promulgated by the SEC under the Securities Act or any successor rule providing a safe harbor for such disposition without registration.

4.12 Legend.  Certificates evidencing the Shares, and upon conversion of any of
     ------
the Shares, certificates evidencing any of the shares of Conversion Common Stock, may bear a legend substantially as follows:

     The Securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (i) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving such securities,
     (ii) this Corporation receives an opinion of legal counsel for the holder of the securities reasonably satisfactory to this corporation stating that such transaction is exempt from registration, or (iii) this corporation otherwise satisfies itself that such transaction is exempt from registration.

4.13 Residency.  Buyer, and each partner of Buyer, is a bona fide resident of,
     ---------
and domiciled in, either the State of Texas or Louisiana.

4.14 Disclosure Documents.  Each of Buyer, and each partner of Buyer, has
     --------------------
received a copy of (i) the Preliminary Private Offering Memorandum, dated April 25, 1996, of the Company, (ii) the Annual Report of the Company on SEC Form 10-KSB for the year ended September 30, 1995, and (iii) the quarterly report of the Company on SEC Form 10-QSB for the quarter ended December 31, 1996 (collectively the "Disclosure Documents"), and has had the opportunity to review the Disclosure Documents to the full satisfaction of such person. Buyer acknowledges that investment in the Shares involves a high degree of risk, including the risks described in the Disclosure Documents.

4.15 Investigation and Access to Information.  To the best of its knowledge,
     ---------------------------------------
Buyer has been given access to full and complete information regarding the Company, including, in particular, the current financial condition of the Company and the risks associated with the business of the Company and an investment in the Shares, and has utilized such access to its satisfaction for the purpose of obtaining information about the Company and verifying the information contained in the Disclosure Documents; in particular, Buyer has either met with or been given reasonable opportunity to meet with representatives of the Company for purposes of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of this Agreement and to obtain any additional information, to the extent reasonably available, necessary to verify the information provided concerning the Company in the Disclosure Documents or otherwise. Buyer has had an opportunity to discuss the Company's business, management and financial affairs with its management and the opportunity to review the Company's financial statements, books and records, facilities and business plan. Buyer has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Buyer has been solely responsible for its own due diligence investigation of the Company and its business, and its analysis of the merits and risks of an investment in the Shares being acquired pursuant to this Agreement, and is not relying on any analysis or investigation of the Company, its business or the merits or risks of an investment in the Shares, made by any other person or firm, including without limitation the Company, its officers, directors, stockholders and agents, other than persons employed specifically by Buyer for such purpose.

4.16 Brokers or Finders.  Buyer has conducted its negotiations with respect to
     ------------------
this Agreement and all agreements and transactions contemplated hereby directly with the Company, without the assistance or intervention of any finder, agent or other person who may be entitled to any commission, fee or other compensation in connection with the execution and consummation of this Agreement; and the Buyer has not incurred, and has not authorized any officer, partner or agent of Buyer or any other person to, and will not, and will not authorize any person in behalf of Buyer to, incur, directly or indirectly, any liability or obligation, contingent or otherwise, for brokerage or finders' fees or agents' commissions or any similar payments in connection with this Agreement.

4.17 Tax Liability.  To the extent it deems necessary, Buyer has reviewed with
     -------------
its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Buyer is relying solely on its own advisors and not on any statements or representations of the Company or any of its agents. Buyer understands that it or its partners (and not the Company) shall be responsible for any tax liability of Buyer or its partners that may arise as a result of the investment by Buyer in the Shares or the transactions contemplated by this Agreement.

4.18 Disclosure.  To the best of its knowledge, this Agreement, with the
     ----------
Exhibits hereto, when taken as a whole, does not contain any untrue statement of a material fact concerning the Buyer or omit to state a material fact known to the Buyer that would be necessary in order to make the statements concerning the Buyer contained herein or therein not misleading in light of the circumstances under which they were made. The foregoing notwithstanding, nothing contained in this paragraph shall limit or modify the representations or warranties of the Company contained in this Agreement or the Disclosure Documents or the conditions to the obligations of the Buyer contained in Section 5 of this Agreement.

SECTION 5.  CONDITIONS TO OBLIGATIONS OF BUYER

The obligations of Buyer to purchase the Shares at Closing are, at the option of the Buyer, subject to the fulfillment as of the Closing Date of the following conditions, unless the Buyer waives any of such conditions in whole or in part in writing:

5.1  Representations and Warranties.  The representations and warranties made by
     ------------------------------
the Company in Section 3 hereof shall be true and correct at the Closing Date with the same force and effect as if they had been made on and as of said date.

5.2  Covenants.  All covenants, agreements and conditions contained in this
     ---------
Agreement or in any other agreement executed and delivered by the Company in connection herewith to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

5.3  Registration Agreement.  The Company, Buyer and each other holder of
     ----------------------
Preferred Stock prior to the Closing shall have executed and delivered the Registration Agreement.

5.4  Securities Laws Compliance.  The Company shall have taken any and all
     --------------------------
actions required under applicable federal and state securities laws necessary to be taken in connection with the offer and sale of the Shares.

5.5  Certificate of Designation.  The Certificate of Designation shall have been
     --------------------------
filed with the Secretary of State of Nevada.

5.6  Compliance Certificates.  At the Closing, the Company shall have delivered
     -----------------------
to the Buyer a certificate of the Company executed by the Chairman or the President of the Company, dated as of the Closing Date, certifying, among other things, to the fulfillment of the conditions specified in Sections 5.1, 5.2, 5.4 (subject, in part, to the qualification and accuracy of information provided by Buyer and its partners), 5.5, 5.10, 5.11 and 5.12 of this Agreement.

5.7  Proceedings and Documents.  All material matters of a legal nature which
     -------------------------
pertain to this Agreement and the transactions contemplated hereby, shall have been reasonably approved by the Buyer. All corporate and other proceedings in connection with the transactions contemplated by the Closing hereby and all documents and instruments incident to such transaction shall be reasonably satisfactory in form and substance to the Buyer.

5.8  Board of Directors.  The Bylaws of the Company shall have been duly amended
     ------------------
to increase the number of members of the Board of Directors of the Company to nine (9) members, and two (2) nominees of Buyer, namely, Messrs. Charles R. Leone, III, and Robert R. Neyland, shall have been nominated and appointed to serve as members of the Board of Directors until the next annual meeting of stockholders of the Company.

5.9  Supplemental Disclosure Documents.  The Company shall have delivered to
     ---------------------------------
Buyer a copy of the definitive Memorandum and a copy of the Second Quarter Report as filed with the SEC, together with copies of any other reports filed by the Company with the SEC under the Exchange Act between the effective date of this Agreement and the Closing Date (collectively, "Supplemental Disclosure Documents"), and the Buyer shall be satisfied that the Supplemental Disclosure Documents do not reflect any material adverse change in the condition (financial or otherwise) of the Company.

5.10 Material Changes.  There shall have been no material adverse change in the
     ----------------
financial condition of the Company since December 31, 1995.

5.11 Consents.  The Company shall have obtained all consents necessary to the
     --------
consummation of the transactions contemplated hereby.

5.12 Litigation.  No suit, action, investigation, inquiry or other proceeding
     ----------
shall have been instituted or threatened before any court or governmental agency that challenges the validity or legality of the transactions contemplated hereby.

5.13 Capitalization of Buyer.  Buyer shall have succeeded in placing units of
     -----------------------
limited partnership with investors resulting in equity funding of not less than $1,325,000 contribution to capital of Buyer.

5.14 Opinion of Counsel for the Company.  The Company shall have delivered to
     ----------------------------------
Buyer the opinion of J. Rolfe Johnson, P.C., counsel to the Company, dated as of the Closing Date, in the form attached hereto as Exhibit C.

5.15 Legal Matters.  All material matters of a legal nature which pertain to
     -------------
this Agreement, the Registration Agreement and the transactions contemplated hereby and thereby, shall have been reasonably approved by counsel to the Buyer.

5.16 Qualifications.  All authorizations, approvals, or permits, if any, of any
     --------------
governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares or the proposed issuance of the Conversion Common Stock shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company or Buyer, threatened by the SEC, or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares and the proposed issuance of the Conversion Common Stock shall be legally permitted by all laws and regulations to which the Buyer and the Company are subject.

SECTION 6.  CONDITIONS TO OBLIGATIONS OF COMPANY

The obligations of the Company to sell and issue the Shares on the Closing Date are subject to the fulfillment as of the Closing Date of the following conditions, unless the Company waives any of such conditions in whole or in part in writing:

6.1  Representations and Warranties.  The representations and warranties made by
     ------------------------------
Buyer in Section 4 hereof shall be true and correct at the Closing Date with the same force and effect as if they had been made on and as of said date.

6.2  Certificate of Designation.  The Certificate of Designation shall have been
     --------------------------
duly filed with the Secretary of State of Nevada.

6.3  Legal Matters.  All material matters of a legal nature which pertain to
     -------------
this Agreement, the Registration Agreement and the transactions contemplated hereby and thereby, shall have been reasonably approved by counsel to the Company.

6.4  Performance of Obligations.  The Buyer shall have performed and complied
     --------------------------
with all agreements and conditions herein required to be performed or complied with by Buyer on or before Closing, including payment of the purchase price described in Section 1.2 hereof.

6.5  Qualifications.  All authorizations, approvals, or permits, if any, of any
     --------------
governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares or the proposed issuance of the Conversion Common Stock shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company or Buyer, threatened by the SEC, or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares and the proposed issuance of the Conversion Common Stock shall be legally permitted by all laws and regulations to which the Buyer and the Company are subject.

6.6  Registration Agreement.  The Buyer and each holder of Preferred Stock shall
     ----------------------
have executed and delivered the Registration Agreement.

6.7  Offeree Suitability Questionnaire.  Each of Buyer and each partner of Buyer
     ---------------------------------
shall have duly completed, executed and delivered to the Company an Offeree Suitability Questionnaire in substantially the form attached to the Memorandum, confirming that such person is an "accredited investor" as that term in used and defined in Rule 501(d), or is otherwise qualified under Rules 505 and 506, under Regulation D promulgated by the SEC under the Securities Act.

6.8  Exchange Act Filings.  Buyer, and each partner of Buyer, as appropriate,
     --------------------
shall have duly filed a Schedule 13D pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act") covering the purchase of the Shares by Buyer, and shall have duly filed a Form 3 in accordance with Section 16(a) of the Exchange Act.

6.9  Compliance Certificate.  Buyer shall have delivered a certificate, duly
     ----------------------
executed by an authorized officer of its general partner, to the effect that the actions and matters described in Sections 6.1, 6.4, 6.7 and 6.8 above have been duly fulfilled.

6.10 Opinion of Counsel for Buyer.  The Buyer shall have delivered to the
     ----------------------------
Company an opinion of Locke Purnell Rain Harrell, Attorneys at Law, counsel to the Buyer, dated as of the Closing Date, in the form attached hereto as Exhibit D.

SECTION 7.  POST-CLOSING COVENANTS OF THE COMPANY

7.1  Board of Directors Representation.  The Company covenants and agrees with
     ---------------------------------
Buyer, as long as Buyer is the holder of fifty percent (50%) or more of the shares of Preferred Stock purchased from the Company pursuant to this Agreement at the Closing, as follows:

  (a) The number of members of the Board of Directors of the Company authorized by the Bylaws of the Company or otherwise shall not exceed nine (9), without the written consent of Buyer. Meetings of the Board of Directors shall be held no less frequently than quarterly.

  (b) Buyer shall be entitled to nominate, and the Company shall cause its management to propose, unopposed, two (2) members of the Board of Directors designated by Buyer who shall be elected to serve on the Board of Directors of the Company in connection with each of the annual proceedings, whether by called meeting or written consent, of stockholders of the Company subsequent to the Closing, as long as this covenant is in effect; provided, however, that (i) Buyer shall duly and timely notify the Company in writing of its two (2) designated director nominees within any time limit established by the Company (which shall not be less than ten (10) days) prior to any annual proceedings of stockholders of the Company by written notice from the Company to Buyer, and
(ii) the persons nominated by Buyer shall qualify and shall not be prohibited from serving on the Board of Directors of the Company in accordance with applicable federal and state securities laws and the governing rules of any over-the-counter market or stock exchange on which securities of the Company may then be listed for trading and the Bylaws of the Company. The designated director nominees of Buyer for the annual proceedings of stockholders of the Company, whether by called meeting or written consent, next following the Closing are Charles R. Leone, III and Robert R. Neyland.

  (c) This covenant shall survive the Closing and consummation of the transactions contemplated by this Agreement and continue for as long as the Buyer shall continue to own and hold fifty percent (50%) or more of the Shares of Preferred Stock purchased by the Buyer from the Company at the Closing, and shall expire at 5:00 p.m., Austin, Texas time, on the day when the Buyer shall sell, assign or otherwise dispose of, or give notice of conversion in accordance with the Certificate of Designation, or the Company shall call for redemption in the manner provided in the Certificate of Designation, an aggregate of fifty percent (50%) or more of the Shares, when aggregated with all previous sales, assignments, dispositions, conversions and redemptions of the Shares, whereupon without further action or notice, this covenant shall expire and be of no further force and effect.

7.2  Financial Covenants.  As long as the Buyer is the holder of any of the
     -------------------
Shares of Preferred Stock of the Company, the Company agrees with Buyer to observe and fulfill the following covenants:

  (a) The net proceeds from sale of the Shares to Buyer, after payment of expenses of this transaction and other expenses of sale of shares of Preferred Stock to persons other than Buyer, shall be added to the general funds of the Company and employed as working capital and for the payment of indebtedness of the Company, including indebtedness to stockholders, and other corporate purposes.

  (b) The Company shall timely pay as the same become due in the ordinary course of business all obligations of the Company, including principal and interest on loans and lines of credit and shall not permit any material default to occur or continue beyond any grace period or time to cure in any of its lines of credit or loan agreements or other material agreements, except for obligations disputed in good faith.

  (c) The Company shall timely file all tax returns and pay, or make provision for payment of, all taxes that may be required or become due, under federal, state or local laws or the rules and regulations of taxing authorities, except for assessments being contested in good faith on the advice of tax counsel to the Company.

  (d) The Company shall maintain its properties, owned and leased, in good repair, reasonable wear and tear and damage due to the elements excepted.

  (e) The Company shall maintain general liability, hazard, workmen's compensation, health and key-man life insurance in such amounts with reputable companies as the Board of Directors shall from time to time determine, but shall maintain no less coverage than the Company has in force and effect on the effective date of this Agreement, without the written consent of the Buyer.

  (f) The Company shall maintain books of account, minute books, stock record books and other records in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act, including the maintenance of an adequate system of internal controls.

  (g) The Company shall comply at all material respects with all laws, regulations, rules and ordinances of any governmental authority applicable to the Company or the conduct or operation of its business or the ownership or use of any of its assets, except for matters of compliance being contested in good faith on the advice of counsel.

  (h) The Company shall maintain its approval as an authorized seller/servicer pursuant to the Fannie Mae seller/servicer Title I loans purchase and service program and its corresponding contract of insurance with the FHA, as long as the Fannie Mae program, or a successor program requiring such approval or insurance, is in effect and being utilized by the Company for the disposition of its Title I loans.

  (i) The Company shall not increase or decrease the exercise price for the purchase of shares of Common Stock of the Company under the issued and outstanding Class A Warrants and Class B Warrants of the Company without the prior approval of the Buyer or the holders of fifty percent (50%) of the Shares purchased by the Buyer from the Company at the Closing that may then remain outstanding.

  (j) The Company shall not engage in any transactions with its officers, directors or holders of ten percent (10%) or more of the issued and outstanding voting stock of the Company, or affiliates of any such persons as defined in Rule 405 of the Securities Act, except in accordance with the Revised Statutes of the State of Nevada, the Articles of Incorporation and Bylaws of the Company, applicable securities laws and policies adopted and established from time to time by the Board of Directors of the Company, and in each case, only if the transaction is fair to the Company and on terms no less favorable than could reasonably be expected to be obtained from or with unaffiliated persons, except for (i) transactions with any of such persons existing on the effective date of this Agreement and that have been duly disclosed in writing in the Disclosure Documents, the Supplemental Disclosure Documents or this Agreement, (ii) salaries, wages, expense advances and reimbursements, and other generally applicable employment welfare benefits and compensation and benefits under employment contracts, as amended from time to time by approval of the Board of Directors, and (iii) stock options or purchase rights under plans approved by the Board of Directors, (iv) home improvement loans made or arranged in the ordinary course of business of the Company, (v) loans by stockholders, and (vi) the offering and sale of stock options, warrants or rights as approved from time to time by the Board of Directors.

SECTION 8. INDEMNIFICATION

8.1  Indemnity.  Subject to the terms and conditions of this Section, each of
     ---------
the parties hereto, respectively (herein an "Indemnifying Party"), hereby agrees to indemnify, defend and hold the other party hereto and its officers, directors, agents, attorneys and affiliates (collectively, "Indemnified Parties") harmless from and against all losses, claims, obligations, demands, assessments, penalties, fines, forfeitures, liabilities, costs, damages, and reasonable attorney's fees and expenses (collectively, "Damages") asserted against or incurred by reason of, resulting in any manner from, or relating in any manner to:

  (a) Any material misrepresentation, breach of warranty, or breach of any covenant or agreement on the part of an Indemnifying Party under this Agreement; and

  (b) Any and all actions, causes of action, suits, claims investigations, demands, audits, judgements, arbitrations, or other proceedings incident to any of the matters described in Subsection (a) of this Section or to the enforcement of the rights of any Indemnified Party pursuant to this Section.

  (c) In addition, Buyer shall indemnify the Company with respect to any Damages resulting from any misrepresentation or breach of warranty by any partner of Buyer contained in the Accredited Investor Questionnaire executed and delivered to the Company by such partner or any misrepresentation by Buyer to or with respect to any partner of Buyer.

8.2  Limitation of Damages.    An Indemnifying Party shall be liable for Damages
     ---------------------
only to the extent of the net amount of Damages. The net amount of Damages shall be the gross amount of Damages reduced by the aggregate value or amount of any money, other assets, or properties (including proceeds of insurance, related claims, cross claims, counterclaims, and the like and any material, federal, state, local or foreign tax benefits calculated on a net after-tax effect for any loss, expense, or damage based upon the tax calculation) actually realized or received by the Indemnified Party in connection therewith; provided, however, in no event shall the Indemnified Party's acceptance of any money, other assets, or properties as partial compensation or indemnification from any source for the amount of its Damages prevent the Indemnified Party from seeking compensation or indemnification from any source for the rest of the entire amount of its Damages.

8.3  Materiality and Limited Liability.    None of the Indemnified Parties shall
     ---------------------------------
be entitled to assert any claim for indemnification under this Section unless and only to the extent that all indemnifiable Damages suffered by the Indemnified Parties exceed $50,000 in the aggregate.

8.4  Conditions of Indemnification.
     -----------------------------

  (a) If any claim or demand for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against or sought to be collected from an Indemnified Party, by a third party, the Indemnified Party shall promptly notify the Indemnifying Party of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim or demand) (the "Claim Notice"). The Indemnifying Party shall then have ten (10) business days from the date on which the Claim Notice is given (the "Notice Period") to notify the Indemnified Party (i) whether or not the Indemnifying Party disputes the liability to the Indemnified Party hereunder with respect to such claim or demand, and (ii) notwithstanding such dispute, whether or not the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such claim or demand.

  (b) Pending the resolution of any dispute by the Indemnifying Party of its liability with respect to any such claim or demand, such claim or demand shall not be settled without the prior written consent of the Indemnified Party.

  (c) If the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such claim or demand, then, except as hereinafter provided, Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings, which shall be promptly settled or prosecuted to a final conclusion in such a manner as to avoid any risk that the Indemnified Party shall become subject to liability for any other matters; provided, however, that Indemnifying Party shall not, without the prior written consent of the Indemnified Party, consent to the entry of any judgement against the Indemnified Party or enter into any settlement or compromise which does not include, as an unconditional term thereof, a release by the claimant or plaintiff of the Indemnified Party (such release to be in form and substance satisfactory to the Indemnified Party) from all liability in respect of such claim or demand. The Indemnifying Party shall be entitled to select legal counsel for the defense of such claim or demand, with the approval of the Indemnified Party, which approval shall not be unreasonably withheld. If the Indemnified Party desires to participate in, but not control, any such defense or settlement of such claim or demand, it may do so at its sole cost and expense. If in the reasonable judgement of the Indemnified Party, any such claim or demand or the litigation or resolution of any such claim or demand involves an issue or matter which could have a material adverse effect on the business, operations, assets, properties, or prospects of the Indemnified Party, including the administration of any tax returns and responsibilities under tax laws of the Indemnified Party, then the Indemnified Party shall have the right to control the defense or settlement of any such claim or demand, and the costs and expenses of such defense or settlement shall be included as part of the indemnification obligations of the Indemnifying Party hereunder; provided, however, that the Indemnified Party shall not settle any such claim or demand without the prior written consent of Indemnifying Party (which consent shall not be unreasonably withheld or delayed). If the Indemnified Party should elect to exercise such right to control the defense or settlement, Indemnifying Party shall have the right to participate in, but not control, the defense or settlement of such claim or demand at its sole cost and expense.

  (d) If the Indemnifying Party elects not to defend the Indemnified Party against such claim or demand, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the amount of any such claim or demand, or if the same be defended by the Indemnified Party, then that portion thereof as to which such defense is unsuccessful, shall conclusively be deemed to be a liability to the Indemnified Party hereunder, unless Indemnifying Party disputes its liability to the Indemnified Party hereunder.

  (e) If the Indemnified Party shall have a claim against Indemnifying Party hereunder that does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Party shall promptly send a Claim Notice with respect to such claim to the Indemnifying Party. If Indemnifying Party does not notify the Indemnified Party within the Notice Period that it disputes such claim, the amount of such claim shall conclusively be deemed a liability of Indemnifying Party hereunder.

  (f) An Indemnified Party shall have no right to make any claim for indemnity against the Indemnifying Party with respect to any misrepresentation, breach of warranty or breach of any covenant of such Indemnifying Party, to the extent that the Indemnified Party shall have had actual knowledge of such misrepresentation, breach of warranty or breach of any covenants of such Indemnifying Party, or all material matters of fact or law with respect thereto, on or before the Closing, as a result of written information furnished to the Indemnified Party or its representatives by the Indemnifying Party.

8.5  Payment of Indemnity.  Upon the determination of liability under Section
     --------------------
8.4 the appropriate party shall pay to the other, as the case may be, within five (5) Business Days after such determination of the amount of any claim, and the Indemnifying Party shall be subrogated to the rights of the Indemnified Party against any person with respect to the subject matter of such claim.

8.6  Exclusive Rights and Remedies.  The indemnification rights of the parties
     -----------------------------
under this Section are the exclusive rights and remedies of any Indemnified Party for monetary damages at law or in equity, or otherwise, for any misrepresentation, breach of warranty, or non-fulfillment of any covenant or agreement hereunder.

8.7  Survival.  Except as otherwise expressly provided herein, all
     --------
representations, warranties, covenants and agreements of the parties hereto contained herein shall survive the execution and delivery hereof and consummation of the transactions provided for herein for a period of two (2) years following the Closing.

SECTION 9.  MISCELLANEOUS PROVISIONS

9.1  Termination.  This Agreement and the transactions contemplated hereby may
     -----------
be terminated at any time on or before the Closing Date:

  (a) By mutual written agreement of Buyer and the Company;

  (b) By Buyer, if there has been a material misrepresentation or breach of warranty in any of the representations and warranties of the Company set forth in this Agreement, or if there has been a material failure on the part the Company to comply with any of its obligations hereunder, or if any of the conditions precedent to Closing as set forth in Section 5 hereof have not been fulfilled;

  (c) By the Company, if there has been a material misrepresentation or breach of warranty in any of the representations and warranties of Buyer set forth in this Agreement or if there has been any material failure on the part of Buyer to comply with any of its obligations hereunder, or if any of the conditions precedent to Closing as set forth in Section 6 hereof have not been fulfilled, or if there has been a material misrepresentation or breach of warranty by any partner of Buyer in connection with any Accredited Investor Questionnaire delivered to the Company pursuant to this Agreement; and

  (d) By Buyer or the Company, if the Closing of the transactions contemplated by this Agreement has not begun by 6:00 p.m. on June 15, 1996 (it being understood that if the Closing has begun but not been completed by such deadline, no right of termination shall exist under this Section 7.1(d), unless the Closing is abandoned or otherwise terminated without consummation).

Upon any termination hereof pursuant to any provision of this Section, this Agreement shall become void and have no effect, with no further liability on the part of any of the parties hereto.

9.2  Amendment and Modification.  Subject to applicable law, this Agreement may
     --------------------------
be amended, modified, or supplemented only by a written agreement signed by the parties.

9.3  Waiver of Compliance.  Any failure of any party to comply with any
     --------------------
obligation, covenant, agreement, or condition herein may be waived by the party entitled to the performance of such obligation, covenant, or agreement or who has the benefit of such condition, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

9.4  Notices.  All notices, requests, demands, and other communications required
     -------
or permitted hereunder will be in writing and will be deemed to have been duly given when delivered by hand or three (3) days after being mailed by certified or registered mail, return receipt requested, with first class postage prepaid:

     If to the Company to:

     John W. Ballard, President
     HomeCapital Investment Corporation
     6836 Austin Center Boulevard
     Suite 280
     Austin, Texas 78731

     With Copy to:

     J. Rolfe Johnson, Esq.
     J. Rolfe Johnson, P.C.
     1900 West Loop South, Suite 1175
     Houston, Texas 77027

          If to the Buyer to:

     HCI Equity Partners L.P.
     C/O Daniel N. Matheson, III, Esq.
     Locke Purnell Rain Harrell
     515 Congress Avenue, Suite 2500
     Austin, Texas 78701

In any case, such notices, requests, demands, and other communications shall be sent to such other addresses as either party shall notify the other by notice given in the manner described above.

9.5  Titles and Captions.  All section titles or captions contained in this
     -------------------
Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

9.6  Entire Agreement.  This Agreement contains the entire understanding between
     ----------------
and among the parties and supersedes any prior understandings and agreements between them (including the Letter Agreement dated April 11, 1996) respecting the subject matter of this Agreement.

9.7  Assignability and Binding Effect.  This Agreement shall be binding upon and
     --------------------------------
inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party hereto without the prior written consent of the other party.

9.8  Attorney Fees.  In the event an arbitration, suit or action is brought by
     -------------
any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

9.9  Pronouns and Plurals.  All pronouns and any variations thereof shall be
     --------------------
deemed to include and refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

9.10 Governing Law.  This Agreement shall be governed by and construed in
     -------------
accordance with the laws of the State of Texas.

9.11 Presumption.  This Agreement or any section thereof shall not be construed
     -----------
against any party due to the fact that said Agreement or any section thereof was drafted by said party.

9.12 Further Action.  The parties hereto shall execute and deliver all
     --------------
documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

9.13 Parties in Interest.  Nothing herein shall be construed to be to the
     -------------------
benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party, except for the reciprocal indemnity of the parties with respect to third-party claims described in Section 8 hereof.

9.14 Savings Clause.  If any provision of this Agreement, or the application of
     --------------
such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

9.15 Confidentiality.  Buyer acknowledges that the information received by it
     ---------------
pursuant hereto is confidential and for its use only, and Buyer will refrain from using such information or reproducing, disclosing, or disseminating such information to any other person (other than its employees, affiliates, agents, or partners having a need to know the contents of such information and its and its partners' advisors and attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or it is required by a governmental body to disclose such information publicly.

9.16.  Expenses.  Except as otherwise expressly provided in this Agreement, each
       --------
party to this Agreement shall bear its own expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel and accountants; provided, however, that if this Agreement is consummated, then the Company shall reimburse Buyer for the reasonable costs and expenses incurred by Buyer in connection with this Agreement in an amount which shall not exceed $15,000 in the aggregate.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in one or more counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one instrument effective on and as of the effective date set forth above.

HOMECAPITAL INVESTMENT                      HCI EQUITY PARTNERS L.P.
CORPORATION                                 (a Texas limited partnership)
(a Nevada corporation)



By: /s/ John W. Ballard                     By:  PENNTEX INVESTMENTS, INC.
    --------------------------------             (general partner)
       JOHN W. BALLARD, President




                                            By:  /s/ Charles R. Leone, III
                                               --------------------------------
                                               CHARLES R. LEONE, III, President





                                            By:  HCIE, L.L.C.
                                                 (general partner)




                                            By: /s/ Robert R. Neyland
                                               --------------------------------
                                               ROBERT R. NEYLAND, Member